EXHIBIT 10.11

October 27, 2010
Francis Drilling Fluids Ltd
240 Jasmine Road
Crowley, LA 70526
Dear Francis Drilling Fluids Ltd.
I would personally like to welcome you to PACCAR Financial and thank you for selecting us as your financial services provider. Your business is highly valued and we appreciate this opportunity to serve you.
My contact information is listed below and all of us at the Southeast Area office are available to assist you with questions about your account, insurance needs and future financing options. Again, welcome, and we are looking forward to working with you!
As legal owner and lessor, we are required to assure or verify payment of many of the taxes associated with the operation of your leased vehicle(s). These include:
•	State and Local Taxes

•	Federal Excise Tax (FET)

•	Federal Highway Use Tax (FHUT)

•	State Highway Use and Fuel Taxes

•	Property Taxes
Sales Tax and Federal Excise Tax
Sales Tax and FET are typically included as part of your monthly lease payment. In some cases, the leasing arrangement or State tax laws will result in you receiving separate monthly billing for Sales Tax.
Federal Highway Use Tax (FHUT)
You the lessee, are responsible for filing IRS Form 2290 and paying directly to the IRS FHUT on all vehicles leased from us. Because we are the owner of the vehicles, we must verify your payment when you file the initial IRS Form 2290 and annually thereafter. Proof of payment consists of a copy of your Form 2290 and a receipted (IRS verified) Schedule 1 or both sides of your cancelled FHUT payment check. Please submit these items within 45 days of filing to the PACCAR Financial office listed at the bottom of the next page, just above the payment coupon.
Other Taxes
State Highway Use and Fuel Taxes, Personal Property Taxes and other taxes not specifically mentioned above are your responsibility as lessee, unless state or local laws preclude such arrangements.
Additionally, we may require verification of other tax payments where required by law and/or additional information as needed to meet our responsibilities as legal owner and lessor of the leased vehicle(s). Your cooperation in these instances is appreciated.

Payments
Please make note of your first payment due date. This date is located on the coupon attached to the bottom of this letter. You should receive a coupon book within two weeks. However, if your first payment is due prior to that time, please use the payment coupon below. Note: the address on the coupon is for payments only. All other correspondence should be sent to the address printed above the coupon.
If you would like to use a more convenient method to make your payments, consider our Automated Truck Payment (ATP) program. The ATP program allows your monthly payment to be automatically drawn from your designated bank account. An ATP enrollment form is enclosed for your convenience. This program is economical, reliable and designed to save you time. To sign up, complete the enclosed form (including your signature) and attach a voided check from the account you wish to use to make your payments. Mail your completed agreement to the PACCAR Financial address printed on the form. As soon as your account has been set-up, you will receive a follow-up confirmation letter. Note: If your first payment is due before you receive a confirmation letter from us, please use the payment coupon at the bottom of this letter.
If I can be of further assistance, please do not hesitate to contact me.
Sincerely,
Laura Mantell
Contract Administrator
(770) 638-3880
PACCAR Financial Corp.
3805 Crestwood Parkway, Suite 300 Duluth, GA 30096 Phone: (770) 638-3880 / Fax: (770) 638-3772
Temporary Coupon

No.	Account Number	Due Date	Amount Due	Installment
1	900-681-600-00006070502	Nov 15,10	$5,637.39	Loan Credit
		LATE CHARGES		FOR PROPER CREDIT RETURN THIS COUPON WITH YOUR PAYMENT
Francis Drilling Fluids Ltd		ADDITIONAL
IF YOU HAVE ANY QUESTIONS CALL: (770) 638-3880		PAYMENT
TOTAL PAYMENT

PACCAR Financial Corp. PO Box 530491 Atlanta, GA 30353-0491
90068160000006070502 15801 000563739

Account Information

Account Number	Equipment	Due Date
900-681-600-00006070502	Peterbilt VIN: 1XPWDU9X1BD127498	Nov 15, 10
900-681-600-00006070502	Peterbilt VIN: 1XPWDU9X3BD127499	Nov 15, 10
900-681-600-00006070502	Peterbilt VIN: 1XPWDU9X6BD127500	Nov 15, 10

AUTOMATIC TRUCK PAYMENT AUTHORIZATION AGREEMENT
I (We) hereby authorize and request PACCAR Financial Corp. (PFC) to initiate electronic debit entries to my (our) account in the financial institution named below (‘Bank Name’). I (We) authorize and request Bank to honor the debit entries initiated by PFC and debit such charges to the bank account listed below. This authority pertains only to my (our) PFC account(s) and to the schedule of payments and any other amounts due under the terms and conditions of my (our) account(s).
This authority is to remain in force and effect until the schedule of account payments is completed and any other amounts due under the terms and conditions of the account are paid, or until PFC and/or the Bank have received notification from me (or either of us) of its termination. PFC and the Bank must receive a written termination notification at least 10 business days prior to the next scheduled payment. Any change in bank accounts will require 30-day notification to PFC and may require an interim payment by check.
In case a withdrawal is made in error, any correcting transactions will be resolved in accordance with NACHA Operating Rules, which are banking rules governing Automated Clearing House (ACH) transactions.
PLEASE TYPE OR PRINT

•THIS AUTHORIZATION IS FOR:	☐ NEW ATP SET-UP	☐ BANK ACCT CHANGE	☐ EXISTING ATP CUSTOMER

•NAME(S) ON PFC ACCOUNT:		•FEDERAL TAX ID NO. (SOCIAL SECURITY NO. FOR AN INDIVIDUAL):
Francis Drilling Fluids Ltd

•YOUR ACCOUNT NUMBER(S) WITH PFC
900-681-600-00006070502

•NAME(S) ON BANK CHECKING ACCOUNT			☐ BUSINESS CHECKING
•THIS ACCOUNT IS:
☐ PERSONAL CHECKING

•BANK CHECKING ACCOUNT NUMBER:

•BANK NAME:

•BANK CITY, STATE:
I (We) have read this authorization and fully understand my (our) rights and obligations under this agreement. Signing below is also acknowledgment of receipt of a single copy of this agreement.

•SIGNATURE:	•DATE:

PFC USE ONLY
•OTHER ACCOUNT SIGNATURE (IF APPLICABLE):	•DATE:	AREA OFFICE:
REVIEWED BY:
•	Please staple a VOID CHECK here. Deposit Slips are NOT acceptable.

•	Keep a copy of this signed authorization form for your records.

•	Mail the completed form to the PACCAR Financial Area Office serving your account.
PACCAR Financial Corp. — Southeast Area
3805 Crestwood Parkway, Suite 300
Duluth, GA 30096
Phone Number: (770) 638-3880

CAT. NO. 7605 OMS	ORIGINAL FOR PACCAR FINANCIAL CORP.

OCT 26 2010

EQUIPMENT LEASE AGREEMENT SCHEDULE A: RENTAL PAYMENTS
Schedule A is made a part of the Equipment Lease Agreement dated August 30, 2010 between PACCAR Financial Corp. (“Lessor”) and Francis Drilling Fluids, Ltd (“Lessee”).

COMMENCEMENT DATE:	TERM OF LEASE(NO. OF MONTHS):	LOCATION OF THE EQUIPMENT:
October 15, 2010	60	240 Jasmine Rd., Crowley, LA 70526

STATE OF JURISDICTION:	STATE TITLING EQUIPMENT:	BASE PLATE REGISTRATION (STATE, COUNTY, CITY):
Louisiana	Louisiana	Louisiana, Acadia, Crowley

DESCRIPTION OF EQUIPMENT
			VEHICLE IDENTIFICATION	* TAXABLE	SCHEDULE A	MONTHLY
YEAR	MAKE	MODEL	NUMBER	GROSS WEIGHT	VALUE	RENTAL PMT
2011	Peterbilt	388	1XPWDU9X1BD127498	52000	$109,941.50	$1,716.10
2011	Peterbilt	388	1XPWDU9X3BD127499	52000	109,941.50	1,716.10
2011	Peterbilt	388	1XPWDU9X6BD127500	52000	109,941.50	1.716.10

*	The reported taxable gross weight must be no more than the highest gross weight declared for any purpose including registering a vehicle in a state.

MONTHLY RENTALS
1. Schedule A Value (Total Equipment Cost)		$329,824.50
2 Adjustments		0.00
3. Adjusted Schedule A Value		329.824.50
4. Base Monthly Value		5,148.30
5. Tax Additions
State Louisiana	4.0000%	205.93
County Acadia	3.0000%	154.45
City Crowley	2.5000%	128.71
ICC#	(If exempt from state & local taxes)
6. Total Monthly Rentals		$5,637.39

AMOUNT DUE AT DELIVERY
1. Advance Rentals
1 @ $5,637.39		$5,637.39
2. Security Deposit (refundable)		0.00
3. Interim Rent (Extra Days)		0.00
4. License, Title, UCC & Registration		0.00
5. Other		0.00
6. Document Preparation Fee		100.00
7. Total Amount Due at Delivery		$5,737.39
Advance rental payment and interim rent are due at delivery, thereafter monthly rental payments are due on the same day of each month beginning November 15, 2010.

LESSOR:	PACCAR Financial Corp.	LESSEE:	Francis Drilling Fluids, Ltd

BY:	/s/ Laura Mantell	BY:	/s/ Michael Francis

Michael Francis
	TITLE: Sr. Contract Administrator		TITLE: President
	DATE October 15, 2010		DATE October 15, 2010
CAT. NO. 4053 LDM

TERMINAL RENTAL ADJUSTMENT CLAUSE
This Terminal Rental Adjustment Clause (“TRAC”) Supplement is made a part of the Equipment Lease Agreement (“Agreement”) dated August 30, 2010 between PACCAR Financial Corp. (“Lessor”) and Francis Drilling Fluids, Ltd (“Lessee”) and the provisions hereof shall have the same force and effect as though they had been expressly set forth in the Agreement.

DESCRIPTION OF EQUIPMENT
YEAR	MAKE	MODEL	VEHICLE IDENTIFICATION NUMBER	TRAC VALUE
2011	Peterbilt	388	1XPWDU9X1BD127498	$21,988.30
2011	Peterbilt	388	1XPWDU9X3BD127499	21,988.30
2011	Peterbilt	388	1XPWDU9X6BD127500	21,988.30
By executing this TRAC Supplement, Lessee elects and agrees that there shall be an adjustment of the rental price to be paid under the Agreement for the Equipment identified above. The rental adjustment shall be determined by reference to the net proceeds (as defined in Section 26 of the Agreement) realized by the Lessor upon the sale or other disposition of such Equipment.
As to each item of Equipment identified above, if the net proceeds received by Lessor from the sale or other disposition after expiration of the Term (including the net proceeds from any sale under section 19 of the Agreement but excluding any payments recovered on account of Lessee’s Holdover Liability defined in Section 18 of the Agreement) are less than the TRAC Value for such Equipment as stated above, the Lessee shall be liable for and shall immediately pay to Lessor the amount of such deficiency as additional rental hereunder. If the net proceeds are in excess of the TRAC Value, then 100.00000 percent of such excess shall be returned to Lessee as a reduction in the rental payments for such Equipment the TRAC Value shall not be reduced by any Holdover Liability (as defined in Section 18 of the Agreement). However, Lessor is entitled to retain all or any portion of such amount to satisfy any of Lessee’s obligation under the Agreement, including any Holdover Liability.

LESSOR:	PACCAR Financial Corp.	LESSEE:	Francis Drilling Fluids, Ltd

BY:	/s/ Laura Mantell	BY:	/s/ Michael Francis

Michael Francis
	TITLE: Sr. Contract Administrator		TITLE: President
	DATE October 15, 2010		DATE October 15, 2010
REQUIRED STATEMENT BY LESSEE:
Lessee hereby certifies, under penalty of perjury, that
(i)	Lessee intends that more than 50% of the use of the Equipment subject to this Modified TRAC Supplement is to be used in a trade or business of the Lessee, and

(ii)	Lessee has been advised, and Lessee understands and agrees that Lessee will not be treated as the owner of the Equipment identified above for Federal Income Tax purposes.

LESSEE: Francis Drilling Fluids, Ltd
BY:	/s/ MICHAEL FRANCIS
MICHAEL FRANCIS, PRESIDENT

CAT. NO. 4420 LDM Revision 3/22/07

casualty and termination schedule
This Casualty and Termination Schedule is made a part of the Equipment Lease Agreement dated August 30, 2010 between PACCAR Financial Corp. (“Lessor”) and Francis Drilling Fluids, Ltd (“Lessee”). Termination values assume that all rental payments, fees, and other payments due under the agreement are paid. The table below reflects the percentage of original cost for casualty or termination at each rental month.

Period	Date	Percentage

1	11/15/10	99.75
2	12/15/10	99.00
3	1/15/11	97.99
4	2/15/11	96.97
5	3/15/11	95.94
6	4/15/11	94.89
7	5/15/11	93.83
8	6/15/11	92.75
9	7/15/11	91.66
10	8/15/11	90.56
11	9/15/11	89.44
12	10/15/11	88.30
13	11/15/11	87.15
14	12/15/11	85.98
15	1/15/12	84.80
16	2/15/12	83.60
17	3/15/12	82.39
18	4/15/12	81.16
19	5/15/12	79.93
20	6/15/12	78.68
21	7/15/12	77.44
22	8/15/12	76.17
23	9/15/12	74.89
24	10/15/12	73.61
25	11/15/12	72.31
26	12/15/12	71.00
27	1/15/13	69.68
28	2/15/13	68.35
29	3/15/13	67.00
30	4/15/13	65.63
31	5/15/13	64.26
32	6/15/13	62.88
33	7/15/13	61.50
34	8/15/13	60.10
35	9/15/13	58.68
36	10/15/13	57.27
37	11/15/13	55.84
38	12/15/13	54.39
39	1/15/14	52.94
40	2/15/14	51.47
41	3/15/14	49.99
42	4/15/14	48.49
43	5/15/14	46.99
44	6/15/14	45.47
45	7/15/14	43.96
46	8/15/14	42.43
47	9/15/14	40.88
48	10/15/14	39.34
49	11/15/14	37.77
50	12/15/14	36.19
51	1/15/15	34.61
52	2/15/15	33.01
53	3/15/15	31.40
54	4/15/15	29.78
55	5/15/15	28.16
56	6/15/15	26.54
57	7/15/15	24.92
58	8/15/15	23.28
59	9/15/15	21.64
60	10/15/15	20.00

LESSOR: PACCAR Financial Corp.		LESSEE: Francis Drilling Fluids, Ltd

BY:	/s/ Laura Mantell	BY:	/s/ Michael Francis
Michael Francis
	TITLE: Sr. Contract Administrator		TITLE: President
	DATE: October 15, 2010		DATE: October 15, 2010
CAT. NO. 4144 LDM

EQUIPMENT ACCEPTANCE ACKNOWLEDGMENT
Regarding the Equipment Lease Agreement dated August 30, 2010 between PACCAR Financial Corp. (“Lessor”) and Francis Drilling Fluids, Ltd (“Lessee”) the undersigned Lessee hereby acknowledges that:
1.	The Equipment leased under the above Equipment Lease Agreement and the Schedule A dated October 15, 2010
(a) has been delivered to and, as of this date, is unconditionally accepted by the Lessee;

(b) is in good condition (operating and otherwise) and repair;

(c) is in full compliance with the terms of said Agreement;

(d) is marked to show Lessor’s interest in the manner requested by the Lessor.
2.	Unless otherwise specified on any Schedule(s) the Commencement Date under any Schedule(s) is, and the obligation of the Lessee to pay rental with respect to said Equipment commences on, the date of this Acknowledgment.

3.	In the event that the Lessee shall at any time hereafter have any problems with said Equipment, it will look solely to the manufacturer for satisfaction and will nevertheless continue to pay rentals to Lessor free of any setoff, counterclaim or defense.
Lessee further certifies that (i) no event has occurred and is continuing which constitutes a default by Lessee under the Agreement, (ii) no event has occurred and is continuing which, with the giving of notice, passage of time, or both would constitute such a default by Lessee under the Agreement, and (iii) that there has not occurred any material adverse change in the financial or business condition of Lessee or any guarantor of lessee’s obligation to Lessor since the date of the last financial statements submitted to Lessor by Lessee or any such guarantor and (iv) no representation or warranties other than those appearing in the Agreement have been made to Lessee.
Accepted as of this fifteenth day of October, 2010.

LESSEE: Francis Drilling Fluids, Ltd
BY:	/s/ Michael Francis
Michael Francis
TITLE: President

CAT. NO. 4121 LDM

REQUEST FOR LEASE INSURANCE CERTIFICATION

TO: INSURANCE COMPANY OR AGENT		FROM: LESSEE
NAME: Louisiana Companies		NAME: Francis Drilling Fluids, Ltd
ADDRESS: 2201 W. Congress		ADDRESS: 240 Jasmine Road
CITY, STATE, ZIP: Lafayette, LA 70506		CITY, STATE, ZIP: Crowley, LA 70526
AGENT: Annette Latiolais	PHONE NUMBER: 337-233-3932
COVERAGE CERTIFICATION REQUESTED

☑ LIABILITY*	☑ PHYSICAL DAMAGE	☐ POLLUTION LIABILITY *

$1,000,000 minimum combined single limits per occurrence.	$5,000 maximum deductible, comprehensive (or C.A.C.) and collision.	$ minimum for transportation of hazardous materials.

EXCEPTION	EXCEPTION	EXCEPTION

*	The insurance must be underwritten by an insurance company currently rated “A-” or better by A.M. Best & Co. Territory limitation, commodity restrictions, or driver exclusions to the policy are not allowed.
Please be advised that the equipment described below will require insurance coverage under the Equipment Lease Agreement dated August 30, 2010 through PACCAR Financial Corp. (Lessor).

COMMENCEMENT				VEHICLE INDENTIFICATION	TERM
DATE	YEAR	MAKE	MODEL	NUMBER	(YEARS)
10/15/2010	2011	Peterbilt	388	1XPWDU9X1BD127498	5.00
10/15/2010	2011	Peterbilt	388	1XPWDU9X3BD127499	5.00
10/15/2010	2011	Peterbilt	388	1XPWDU9X6BD127500	5.00
Preliminary verification of insurance was received on                                           via Phone                                                                .
We have agreed that PACCAR Financial Corp. as Lessor and owner of the above equipment, shall be an Additional Insured and Loss Payee on our policy or policies under which such equipment is to be insured and that insurance certificates will be provided. We have further agreed that you shall give 30 days prior written notice to PACCAR Financial Corp. for any changes or cancellations of such insurance. The policy shall provide that Lessor’s interest shall not be invalidated by any acts, omissions, or neglect of anyone other than Lessor.
Please accept this as authorization for your compliance in forwarding the necessary documents as promptly as possible to PACCAR Financial Corp. at the address indicated below.

PACCAR Financial Corp.		By:	/s/ Michael Francis

Michael Francis
ADDRESS:	P.O. Box 2374		TITLE: President
CITY, STATE, ZIP:	Denton, TX 76202		DATE: October 15, 2010
FAX:	(425)468-8561
CAT. NO. 4055a LDM 7/2008

LEASE GUARANTY
Reference is made to the Equipment Lease Agreement (“Agreement”) dated August 30, 2010 between PACCAR Financial Corp. (“Lessor”) and Francis Drilling Fluids, Ltd (“Lessee”).
In order to induce Lessor to enter into the Agreement, and for other valuable consideration the receipt and sufficiency of which is hereby acknowledged. Guarantor (and if more than one, each of the undersigned Guarantors jointly and severally) hereby unconditionally and irrevocably guarantees to Lessor and its assigns that, regardless of the enforceability of the Agreement or of any other circumstance which might affect the liability of Lessee or of Guarantor: (i) all of Lessee’s payment and other obligations under the Agreement (“Obligations”) will be performed or paid in full in accordance with the terms of the Agreement, and (ii) in case of any extension of time of payment or other change, amendment or modification of the Obligations, they will be performed or paid in full in accordance with the terms of such extension, change, amendment or modification. In the event that any of the Obligations are not performed or paid in full when due for whatever reason, including Lessee’s bankruptcy, insolvency or receivership or a discharge or release of the Obligations in a bankruptcy or other judicial proceeding, Guarantor will pay such amount immediately upon notice from Lessor, regardless of whether Lessor has proceeded against Lessee or the Equipment (as defined in the Agreement). Guarantor hereby waives notice of and consents to any and all changes, amendments, modifications, extensions of time of payment, renewals, releases of Equipment or any other indulgency from time to time granted to Lessee in respect of any or all of the Obligations. Guarantor hereby waives notice of acceptance, notice of presentment, demand of payment, notice of protest, notice of sale or other disposition and notice of release or other handling of the Equipment, and all other notices and demands whatsoever respecting the Obligations or the Equipment. This Guaranty shall bind the Guarantor and the Guarantor’s heirs, successors and assigns. This Guaranty shall be automatically reinstated if for any reason any payment or performance in respect of the Obligations shall be rescinded or must otherwise be restored or returned, whether as a result of proceedings in bankruptcy or otherwise. Any of the undersigned Guarantors, if more than one, and any other party liable in respect of the Obligations may be released without affecting the liability of any undersigned Guarantor or Guarantors not so released. Lessor may assign this Guaranty, and if it does, the assignee shall have the same rights and remedies as if originally named herein in place of Lessor. Guarantor hereby irrevocably waives and renounces any right or claim Guarantor would otherwise have against Lessee, whether by way of indemnification, subrogation, exoneration, right of reimbursement, contribution or otherwise, as a consequence of Guarantor’s making any payment under this Guarantee.
Dated this fifteenth day of October, 2010.

Individual Guarantor	SocSecurityNo	Address	Phone

/s/ Michael Francis	###-##-####	240 Jasmine Rd	xxx-xx-8685
Michael Francis		Crowley, LA 70526
CAT. NO. 4054b LDM 12/08